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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) APRIL 26, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its chapter)

           MARYLAND                        1-11852                62-1507028
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

                              3310 WEST END AVENUE

                                    SUITE 700

                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)

                                 (615) 269-8175
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

         Healthcare Realty Trust is filing its quarterly dividend announcement dated April 24, 2001, its earnings press release dated April 26, 2001, and its Supplemental Data Report dated April 26, 2001 which is contained on its website (www.healthcarerealty.com).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)       Exhibits

99.1     First quarter dividend press release, dated April 24, 2001.
99.2     First quarter earnings press release, dated April 26, 2001.
99.3 Supplemental Data Report, dated as of April 26, 2001, for the three months ended March 31, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEALTHCARE REALTY TRUST INCORPORATED



                                  By: /s/ Timothy G. Wallace
                                     --------------------------------------
                                          Timothy G. Wallace
                                       Executive Vice President
                                     and Chief Financial Officer

Date:  April 26, 2001